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                                                               EXHIBIT 23(a)



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



    As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement for Barnett Capital III of our report dated January 13, 1997, incorporated by reference in Barnett Banks, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP



Jacksonville, Florida
May 12, 1997